                                                                   Exhibit 10.27

                                AMENDMENT No. 11

                                       to

                        THE DEVELOPMENT AND MANUFACTURING
                               SERVICES AGREEMENT

                              Dated 08 January 2004

                                     Between

                               LONZA BIOLOGICS ***

                                       and

                          TRUBION PHARMACEUTICALS, INC.

THIS AMENDMENT No. 11 ("Eleventh Amendment") is made the 31st day of March 2006 BETWEEN

LONZA BIOLOGICS *** of *** (hereinafter referred to as "LB"), and

TRUBION PHARMACEUTICALS, INC., of 2401 4th Avenue, Suite 1050, Seattle, WA 98121, USA (herein after referred to as the "Customer")

WHEREAS

A. LB and the Customer entered into a development and manufacturing services agreement ("the Agreement") dated 08 January 2004, pursuant to which LB agreed to provide Services to the Customer, and,

B. The Customer now wishes LB to perform additional services under the Agreement, and,

C. LB is willing to perform such additional services on the terms set out in the Agreement, and,

D. The parties wish to amend the Agreement in accordance with Clause 13.5 thereto.

NOW THEREFORE IT IS HEREBY AGREED as follows:

1.   SCHEDULE 1 OF THE AGREEMENT SHALL BE AMENDED TO INCLUDE THE FOLLOWING:

(A)  ***

***.

TEST               METHOD
NO.    CRITERION   (LB SOP NUMBER)   SPECIFICATION
----   ---------   ---------------   -------------
Characteristics

***    ***         ***               ***
***    ***         ***               ***
***    ***         ***               ***
***    ***         ***               ***
***    ***         ***               ***

TEST               METHOD
NO.    CRITERION   (LB SOP NUMBER)   SPECIFICATION
----   ---------   ---------------   -------------
Identity

***    ***         ***               ***

***
***    ***         ***               ***
***    ***         ***               ***

TEST               METHOD
NO.    CRITERION   (LB SOP NUMBER)   SPECIFICATION
----   ---------   ---------------   -------------
Impurities

***    ***         ***               ***
***    ***         ***               ***
***    ***         ***               ***
***
***    ***         ***               ***
***    ***         ***               ***

TEST               METHOD
NO.    CRITERION   (LB SOP NUMBER)   SPECIFICATION
----   ---------   ---------------   -------------
Safety

***    ***         ***               ***
***    ***         ***               ***

Storage and shipping information

     Final Formulation Buffer: *** (Pharmaceutical Grade)

     Bottling of Bulk Product:

          Primary containers: ***

          Denominations:

               ***

          Product Storage Conditions: ***.

          Shipment Temperature: ***.

          Customer samples (removed during the middle of dispensing):

          To be agreed by LB and Customer.

     Shipment Temperature: ***.

2. SCHEDULE 2 OF THE AGREEMENT SHALL BE AMENDED TO AMEND STAGE 27 AND ADD STAGES 34 AND 35 TO READ AS FOLLOWS:

     "27 STAGE 27 ***

     BACKGROUND

          ***

          27.1 OBJECTIVES

               ***

          27.2 ACTIVITIES

               ***

          27.3 TIMESCALE

               This stage may commence upon receipt of the subsequent Cell Line at LB and it is estimated that this stage shall be complete approximately *** from commencement of the stage.

     34.  STAGE 34 ***

     BACKGROUND

          ***

          34.1 OBJECTIVES

               ***

          34.2 ACTIVITIES

               ***

          34.3 TIMESCALE

               This Stage can commence as soon as the relevant information is received from the Customer. This Stage shall be an ongoing process but will be set as to not be a rate-limiting step.

               It is estimated that this Stage shall be complete *** from the commencement of this Stage.

               Note: Following activity 34.2.6, any additional work above and beyond the scope identified in Stage 34 herein would be subject to agreement by both parties and would be carried out under terms and conditions to be agreed.

     35   STAGE 35 ***

          BACKGROUND

          ***

          35.1 OBJECTIVES

               ***

          35.2 ACTIVITIES

               ***

          35.3 TIMESCALE

               This Stage may commence when:

               - the *** of the Customer Cell Lines are available and approved by LB for use, and

               - sufficient information is available for the Services to proceed.

               This Stage shall be complete upon issue of the summary report to the Customer. It is estimated that this report shall be issued *** from commencement of this Stage.

SCHEDULE 3 TO THE AGREEMENT SHALL BE AMENDED TO INCLUDE PROVISION FOR PAYMENT FOR THE ABOVE MENTIONED ADDITIONAL SERVICES, AS SET OUT BELOW HERETO. INVOICES FOR THESE ADDITIONAL SERVICES SHALL BE ISSUED, AND CUSTOMER PAYMENTS SHALL BE MADE, ***:

     "1.  Price

     ***

     2.   Payment

          FOR STAGE 27

          *** upon commencement of Stage 27.

          *** upon completion of Stage 27.

          FOR STAGE 34

          *** upon commencement of Stage 34.

          *** upon completion of Stage 34

          FOR STAGE 35

          *** upon commencement of Stage 35.

          *** upon completion of Stage 35

          ***

                                                                    (LONZA LOGO)

SAVE AS HEREIN PROVIDED ALL OTHER TERMS AND CONDITIONS OF THE AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.

AS WITNESS the hands of the duly authorised representatives of the parties hereto the day and year first above written.

Signed for and on behalf of
LONZA BIOLOGICS ***                     ***
                                        ----------------------------------------

                                        ***
                                        ----------------------------------------
                                                                           TITLE


Signed for and on behalf of
TRUBION PHARMACEUTICALS, INC            /s/ Kendall M. Mohler
                                        ----------------------------------------
                                        Senior VP, Research & Development TITLE